                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                               FEBRUARY 20, 2003

                              Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number              Identification
of incorporation                                                 Number

Delaware                               1-3492                No. 75-2677995


                               4100 Clinton Drive
                           Houston, Texas 77020-6299
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 713-676-3011

         INFORMATION TO BE INCLUDED IN REPORT

Item 9.  Regulation FD Disclosure

         On February 20, 2003 registrant issued a press release entitled "Halliburton Announces Fourth Quarter Results."

         The text of the press release is as follows:

                 HALLIBURTON ANNOUNCES FOURTH QUARTER RESULTS
                 --------------------------------------------
   $0.30 per share loss from continuing operations including asbestos charge
          $0.24 per share pro forma income from continuing operations

HOUSTON - Halliburton (NYSE:HAL) announced today that fourth quarter 2002 net loss from continuing operations was $129 million or $0.30 per diluted share. There were several items impacting continuing operations for the quarter on an after-tax basis: $17 million in charges related to the previously announced restructuring, a $6 million loss related to our disposition of common stock in ShawCor received in the sale of our investment in Bredero-Shaw, a $214 million charge relating to asbestos liability associated with the engineering and construction business, and $3 million in other positive items.

Excluding the above items, pro forma 2002 fourth quarter net income from continuing operations was $105 million or $0.24 per diluted share. Tables reconciling as reported amounts to pro forma amounts used in this press release are attached. Pro forma fourth quarter 2001 income from continuing operations was $150 million.

Net loss for the fourth quarter 2002 was $602 million or $1.39 per diluted share, which includes a net loss from discontinued operations of $473 million or $1.09 per diluted share.

Revenues were $3.3 billion in the 2002 fourth quarter, up six percent from a year ago and up 12 percent sequentially. Operating loss was $27 million compared to operating income of $272 million a year ago. Pro forma operating income was $233 million for the quarter, down 18 percent from last year and up six percent sequentially. Increased activity in several projects in KBR resulted in the boost in revenue both over last year and sequentially. The decrease in year over year pro forma operating income was primarily due to decreased rig activity in the United States and Canada.

                                    -more-

Halliburton/Page 2

"The Energy Services Group continues to perform well versus our significant competitors in spite of being at a low point in the business cycle," said Dave Lesar, chairman, president and chief executive officer, Halliburton. "The Engineering and Construction Group's operating results improved sequentially. In addition to our strong relative operating performance, we are making substantial progress on a global asbestos settlement that, if completed, will permanently resolve all personal injury asbestos liability for the Company."

GLOBAL ASBESTOS SETTLEMENT

On December 18, 2002, the Company announced it had reached an agreement in principle that, if completed, would result in a global settlement of all asbestos and other personal injury claims. The agreement covers all pending and future personal injury asbestos and other claims against DII, KBR and their subsidiaries, as well as Harbison-Walker claims. As a result of this agreement in principle, the Company adjusted its asbestos liability to $3.4 billion and increased insurance receivables to $2.1 billion as of December 31, 2002, which resulted in a net pre-tax charge of $781 million ($664 million after tax) in the fourth quarter of 2002. Of this amount, $232 million ($212 million after tax) was charged to the Engineering & Construction Group and $549 million ($452 million after tax) was charged to discontinued operations.

Should the proposed global settlement become probable under Statement of Financial Accounting Standards No. 5, the Company would adjust its accrual for probable and reasonably estimable liabilities for current and future asbestos claims. The settlement amount would be up to $4.0 billion, consisting of up to $2.775 billion in cash, 59.5 million Halliburton shares and notes with a net present value expected to be less than $100 million. Assuming the revised liability would be $4.0 billion, the Company would also increase its probable insurance recoveries to $2.3 billion. The impact on the Company's income statement would be an additional pre-tax charge of $340 million ($299 million after tax). This accrual (which has embedded in it a value of $1.1 billion using the Company's stock price as of December 31, 2002 of $18.71) would then be adjusted periodically based on changes in the market price of the Company's common stock until the common stock is contributed to a trust for the benefit of the claimants.

2002 FOURTH QUARTER SEGMENT RESULTS

The Energy Services Group posted fourth quarter revenues of $1.7 billion, a ten percent decrease compared to last year and up two percent sequentially. The year-over- year decrease is primarily due to decreased rig activity in the United States and Canada. The fourth quarter sequential improvement was led by Landmark and Sperry-Sun. Halliburton Energy Services' fourth quarter revenues were down five percent compared to last year and up two percent sequentially.

                                   - more -

Halliburton/Page 3

Operating income for the fourth quarter for the Energy Services Group was $199 million. Energy Services Group pro forma operating income was $216 million, a decrease of three percent sequentially. This decrease is due to the impact of the $21 million net gain on the sale of Integrated Solutions projects in the third quarter and a $5 million impairment on an Integrated Solutions project in the fourth quarter. Excluding the impact of the Integrated Solutions projects, Energy Services Group operating income was up 9% sequentially. Improved operating income in Sperry-Sun and pressure pumping were more than offset by lower results for the rest of HES. In addition, operating income was negatively impacted by the national strike in Venezuela and the effects of Hurricane Lili in the Gulf of Mexico.

Landmark operating income increased over 100 percent compared to last year and over 150 percent sequentially on increased revenue, primarily in software-related sales. Both the revenue and operating income results were the highest in any quarter in Landmark's history.

The Engineering and Construction Group's fourth quarter revenues were $1.6 billion, up 25 percent sequentially, with increases in all product service lines except Infrastructure. Pro forma operating income for the fourth quarter 2002 was $39 million, up $25 million from the previous quarter due primarily to government services work in the United Kingdom.

BACKLOG

Backlog for the Company as of December 31, 2002, was flat sequentially at $10 billion.

GENERAL CORPORATE

General corporate costs of $31 million in the fourth quarter 2002 include $10 million in expenses related to the recent reorganization.

CORPORATE REORGANIZATION

The separation of the Energy Services and the Engineering and Construction Groups into two operating subsidiary groups is essentially complete. We incurred after- tax restructuring charges of $17 million this quarter.

DISCONTINUED OPERATIONS

The fourth quarter net loss from discontinued operations was $473 million after-tax, of which $452 million reflects the change related to a new estimate of our asbestos liability net of estimated insurance recoveries, with the remainder primarily relating to legal expenses for the proposed global asbestos settlement.

                                    -more-

Halliburton/Page 4

TECHNOLOGY AND SIGNIFICANT ACHIEVEMENTS

Halliburton had a number of advances in technology and new contract awards including:

o JGC/KBR, a 50/50 joint venture between JGC Corporation of Yokohama, Japan, and KBR has been awarded a $745 million contract for the engineering, procurement and construction (EPC) of the In Amenas Project facilities, infrastructure and pipeline systems in southern Algeria for BP/Sonatrach. This project spans more than 2,750 square kilometers and involves the development of gas fields, gas processing facilities, product pipelines, and other infrastructure such as roads, accommodations, and offices.

o KBR was awarded an EPC contract for the major expansion of BP's largest single olefins site at Chocolate Bayou on the Texas Gulf Coast. Using
     KBR's Selective Cracking Optimum Recovery (SCORE(TM)) ethylene process, the facility will be expanded to an ethylene capacity of almost two million metric tons per year. The project involves the addition of new furnaces which will be the world's largest flexible feedstock SCORE(TM) furnaces. These furnaces will provide BP the highest achievable ethylene yields in the industry and set a new industry benchmark for nitrous oxide (NOx) emissions by lowering NOx emissions from olefins plants by 80 to 90 percent.

o Marathon Oil Company and its joint development partners selected KBR as the engineering, procurement and construction contractor for the Baja, California Regional Energy Center, which will be located near Tijuana, Mexico, and is an integrated complex planned to consist of a liquefied natural gas (LNG) offloading terminal and regasification plant, a 1,200-megawatt power generation plant, a 20 million gallon per day water desalination plant, wastewater treatment facilities and natural gas pipeline infrastructure.

o Subsequent to the quarter, Halliburton Energy Services' Completion Products and Services and Sperry-Sun product service lines were chosen by Norsk Hydro and the Grane development partners to provide completion products and services, well intervention services, and multilateral well technology for the Grane Field. Halliburton's contract, valued in excess of $50 million, is a five-year contract with four one-year options. In addition, Halliburton was awarded by Shell 100 percent of its stimulation work in the Gulf of Mexico and the Rocky Mountains, and Halliburton was awarded all of El Paso's South Texas fracturing work.

                                    -more-

Halliburton/Page 5

o Landmark Graphics released PowerView(TM) for SeisWorks(R), an integrated visualization and analysis tool that enables asset teams to view 4D seismic, multiple 3D seismic surveys and seismic attributes concurrently. The PowerView(TM) visualization environment enables SeisWorks(R) users to interpret time-lapse 3-D seismic and multi-attribute data more efficiently -- quickly gaining unprecedented understanding of complex reservoirs.

o Halliburton Energy Services has completed field trials in Algeria of its non-radioactive multiphase flow meter system -- FastQ(TM). The FastQ(TM) system is a skid-mounted mobile system capable of measuring the flow rates of oil, water, and gas continuously without any mixing or separating of fluids. The FastQ(TM) system is used for exploration and production well testing, production monitoring, and allocation metering. Totally free of radioactive sources, FastQ(TM) is environmentally friendly and safe.

o Halliburton Energy Services has developed a new sand control completion equipment called the SurePac(TM) Multiple Path Screen System. This system provides cost-effective gravel pack placement, especially in horizontal open hole or cased hole completions. Sand control completion reliability can be very difficult to achieve in unconsolidated reservoirs, especially in deep water plays where reliability is essential. The SurePac(TM) system helps operators to maximize the ability to achieve that reliability.

o Halliburton Energy Services' Sperry-Sun product service line recently completed its first real-time deepwater field test of the GeoTap(TM) formation tester tool for Shell Exploration & Production Company in deepwater Gulf of Mexico. The new formation tester service provides the measurement of in-situ subsurface formation pressure on demand during drilling and can replace similar wireline or pipe-conveyed logging services that are typically costly and time consuming. Real-time measurements offer significant advantages over traditional measurements which are performed only after a well reaches total depth. GeoTap(TM) allows operators to gain tremendous savings in both time and money through increased well control, safety and drilling efficiency.

o Subsequent to the quarter, Magic Earth announced that Shell signed an agreement for the industry's leading volume visualization and interpretation software, GeoProbe(R), and other related software and services. The new agreement will allow for full uptake and support of GeoProbe(R) in Shell's global visualization centers and on their geoscientists' desktops. The agreement represents one of the largest commitments to date by an oil and gas company for Magic Earth's revolutionary technology.

                                    -more-

Halliburton/Page 6

Halliburton, founded in 1919, is one of the world's largest providers of products and services to the petroleum and energy industries. The Company serves its customers with a broad range of products and services through its Energy Services Group and Engineering and Construction Group business segments. The Company's World Wide Web site can be accessed at www.halliburton.com.
                                                     -------------------

NOTE: The statements in this press release that are not historical statements, including statements regarding future financial performance, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond the Company's control, which could cause actual results of operations to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: legal risks, including the risks of judgments against the Company's subsidiaries and predecessors in asbestos litigation pending and currently on appeal, the inability of insurers for asbestos exposures to pay claims; future asbestos claims defense and settlement costs, other litigation and proceedings, including shareholder lawsuits, securities laws inquiries, contract disputes, patent infringements and environmental matters, changes in government regulations and adverse reaction to scrutiny involving the Company; political risks, including the risks of unsettled political conditions, war and the effects of terrorism, foreign operations and foreign exchange rates and controls; liquidity risks, including the risks of potential reductions in debt ratings, access to credit, availability and costs of financing and ability to raise capital; weather-related risks; customer risks, including the risks of changes in capital spending and claims negotiations; industry risks, including the risks of changes that affect the demand for or price of oil and/or gas, structural changes in the industries in which the Company operates, risks of fixed-fee projects and risks of complex business arrangements; systems risks, including the risks of successful development and installation of financial systems; and personnel and merger/reorganization/disposition risks, including the risks of increased competition for employees, successful integration of acquired businesses, effective restructuring efforts and successful completion of planned dispositions. Please see Halliburton's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarter ended September 30, 2002 for a more complete discussion of such risk factors.

                                    -more-

                              HALLIBURTON COMPANY
                       Consolidated Statements of Income
                                  (Unaudited)

                                                             Quarter Ended           Twelve Months Ended
                                                              December 31                 December 31
                                                         ----------------------     ---------------------
                                                             2002         2001        2002        2001
                                                         -----------  ----------    ---------  ----------
                                                              Millions of dollars except per share data
REVENUES
Energy Services Group                                       $ 1,714     $ 1,913     $  6,836     $ 7,811
Engineering and Construction Group                            1,634       1,259        5,736       5,235
                                                         -----------  ----------    ---------  ----------
    TOTAL REVENUES                                          $ 3,348     $ 3,172     $ 12,572     $13,046
                                                         ===========  ==========    =========  ==========
OPERATING INCOME
Energy Services Group                                       $   199     $   258     $    638     $ 1,036
Engineering and Construction Group                             (195)         27         (691)        111
General corporate                                               (31)        (13)         (65)        (63)
                                                         -----------  ----------    ---------  ----------
    TOTAL OPERATING INCOME (LOSS)                               (27)        272         (118)      1,084

Interest expense                                                (22)        (32)        (113)       (147)
Interest income                                                   8           9           32          27
Foreign currency gain (losses), net                             (13)         (4)         (25)        (10)
Other, net                                                      (12)          -          (10)          -
                                                         -----------  ----------    ---------  ----------
Income (loss) from continuing operations before
  income taxes, minority interests, and change
  in accounting method                                          (66)        245         (234)        954
(Provision) benefit for income taxes                            (50)        (99)         (81)       (384)
Minority interest in net income of subsidiaries                 (13)         (5)         (28)        (19)
                                                         -----------  ----------    ---------  ----------
Income (loss) from continuing operations
  before change in accounting method                           (129)        141         (343)        551
Discontinued operations, net
  Income (loss) from discontinued operations                   (473)         (2)        (641)        (42)
  Gain on disposal of discontinued operations                     -           -            -         299
                                                         -----------  ----------    ---------  ----------
  Income (loss) from discontinued operations                   (473)         (2)        (641)        257
                                                         -----------  ----------    ---------  ----------
Cumulative effect of change in accounting
  method, net                                                     -           -            -           1
                                                         -----------  ----------    ---------  ----------
NET INCOME (LOSS)                                            $ (602)      $ 139       $ (984)      $ 809
                                                         ===========  ==========    =========  ==========

BASIC INCOME PER SHARE:
Continuing operations                                       $ (0.30)     $ 0.33      $ (0.79)     $ 1.29
Discontinued operations, net
  Income (loss) from discontinued operations                  (1.09)      (0.01)       (1.48)      (0.10)
  Gain on disposal of discontinued operations                     -           -            -        0.70
                                                         -----------  ----------    ---------  ----------
  Income (loss) from discontinued operations                  (1.09)      (0.01)       (1.48)       0.60
                                                         -----------  ----------    ---------  ----------
Net income (loss)                                           $ (1.39)     $ 0.32      $ (2.27)     $ 1.89
                                                         ===========  ==========    =========  ==========

DILUTED INCOME PER SHARE:
Continuing operations                                       $ (0.30)     $ 0.33      $ (0.79)     $ 1.28
Discontinued operations, net
  Income (loss) from discontinued operations                  (1.09)      (0.01)       (1.48)      (0.10)
  Gain on disposal of discontinued operations                     -           -            -        0.70
                                                         -----------  ----------    ---------  ----------
  Income from discontinued operations                         (1.09)      (0.01)       (1.48)       0.60
                                                         -----------  ----------    ---------  ----------
Net income (loss)                                           $ (1.39)     $ 0.32      $ (2.27)     $ 1.88
                                                         ===========  ==========    =========  ==========

Basic average common shares outstanding                         433         429          432         428
Diluted average common shares outstanding                       433         430          432         430

                                    -more-

                                    TABLE 1
                              HALLIBURTON COMPANY
          Reconciliation of As Reported Results to Pro Forma Results
                     Three months ended December 31, 2002
                                  (Unaudited)

                                                                                                     Net
                                                     Operating     Other Income/                 Income/(loss)   Earnings/ (loss)
                                                      Income/       (Expense) -     (Provision)      from        per Share from
                                                      (loss),       (including      Benefit for   Continuing       Continuing
                                                      Pretax        interest)          Taxes      Operations *     Operations
                                                     ----------------------------------------------------------------------------
Pro forma results (excluding items below):               $ 233         $ (33)         $ (82)         $ 105         $ 0.24
    Loss on equity investment                                -            (9)             3             (6)         (0.02)
    Brazil project loss                                      2             -             (1)             1           0.00
    Demutualization of an
        insurance company                                    1             3             (2)             2           0.00
    Asbestos charge                                       (234)            -             20           (214)         (0.49)
    Restructuring costs                                    (29)            -             12            (17)         (0.03)
                                                     ----------------------------------------------------------------------------
As reported                                              $ (27)        $ (39)         $ (50)        $ (129)       $ (0.30)
                                                     ============================================================================

* As reported and pro forma basis net income from continuing operations includes $13 million in expense due to minority interest.

                                    TABLE 2
                              HALLIBURTON COMPANY
          Reconciliation of As Reported Results to Pro Forma Results
                     Twelve months ended December 31, 2002
                                  (Unaudited)

                                                                                                     Net
                                                     Operating     Other Income/                 Income/(loss)   Earnings/ (loss)
                                                      Income/       (Expense) -     (Provision)      from        per Share from
                                                      (loss),       (including      Benefit for   Continuing       Continuing
                                                      Pretax        interest)          Taxes      Operations *     Operations
                                                     ----------------------------------------------------------------------------

Pro forma results (excluding
    below items):                                        $ 790        $ (109)        $ (268)         $ 385         $ 0.89
        Sale of EMC                                        108             3            (43)            68           0.16
        Patent lawsuit                                     (98)           (4)            40            (62)         (0.14)
        Highlands receivable write-off                     (80)            -             31            (49)         (0.11)
        Demutualization of an
           insurance company                                29             3            (13)            19           0.04
        Restructuring costs                               (107)            -             42            (65)         (0.15)
        Brazil project loss                               (117)            -             45            (72)         (0.17)
        Asbestos charge                                   (564)            -             82           (482)         (1.11)
        Loss on equity investment                          (79)           (9)             3            (85)         (0.20)
                                                     ----------------------------------------------------------------------------
As reported                                             $ (118)       $ (116)         $ (81)        $ (343)       $ (0.79)
                                                     ============================================================================

* As reported and pro forma basis net income from continuing operations includes $28 million in expense due to minority interest.

                                    -more-

                                    TABLE 3
                              HALLIBURTON COMPANY
      Reconciliation of As Reported Segment Results to Pro Forma Results
                     Three months ended December 31, 2002
                                  (Unaudited)

                                                                                    Operating
                                   Energy Services   Engineering and               Income/(loss),
                                       Group        Construction Group  Corporate    Pretax
                                   --------------------------------------------------------------
Pro forma results (excluding
  below items):                          $ 216             $ 39           $ (22)        $ 233
    Asbestos charges                         -             (234)              -          (234)
    Brazil project loss                      -                2               -             2
    Demutualization of an
      insurance company                      -                -               1             1
    Restructuring costs                    (17)              (2)            (10)          (29)
                                   --------------------------------------------------------------
As reported                              $ 199           $ (195)          $ (31)        $ (27)
                                   ==============================================================

                                    TABLE 4
                              HALLIBURTON COMPANY
      Reconciliation of As Reported Segment Results to Pro Forma Results
                     Twelve months ended December 31, 2002
                                  (Unaudited)

                                                                                    Operating
                                   Energy Services   Engineering and               Income/(loss),
                                       Group        Construction Group  Corporate    Pretax
                                   --------------------------------------------------------------
Pro forma results (excluding
  below items):                          $ 771             $ 88           $ (69)        $ 790
    Sale of EMC                            108                -               -           108
    Patent lawsuit                         (98)               -               -           (98)
    Highlands receivable write-off           -              (80)              -           (80)
    Demutualization of an
      insurance company                      -                -              29            29
    Restructuring costs                    (64)             (18)            (25)         (107)
    Brazil project loss                      -             (117)              -          (117)
    Asbestos charge                          -             (564)              -          (564)
    Loss on equity investment              (79)               -               -           (79)
                                   --------------------------------------------------------------
As reported                              $ 638           $ (691)          $ (65)       $ (118)

                                    -more-

                                    TABLE 5
                              HALLIBURTON COMPANY
          Reconciliation of As Reported Results to Pro Forma Results
                     Three months ended September 30, 2002
                                  (Unaudited)

                                                                                                     Net
                                                     Operating     Other Income/                 Income/(loss)   Earnings/ (loss)
                                                      Income/       (Expense) -     (Provision)      from        per Share from
                                                      (loss),       (including      Benefit for   Continuing       Continuing
                                                      Pretax        interest)          Taxes      Operations *     Operations
                                                     ----------------------------------------------------------------------------
Pro forma results (excluding items below):             $ 220           $ (20)          $ (76)        $ 119          $ 0.28
    Loss on equity investment                            (18)              -               -           (18)          (0.04)
    Restructuring costs                                  (11)              -               4            (7)          (0.02)
                                                     ----------------------------------------------------------------------------
As reported                                            $ 191           $ (20)          $ (72)         $ 94          $ 0.22

* As reported and pro forma basis net income from continuing operations includes $5 million in expense due to minority interest.

                                   TABLE 6
                              HALLIBURTON COMPANY
          Reconciliation of As Reported Results to Pro Forma Results
                     Nine months ended September 30, 2002
                                  (Unaudited)

                                                                                                     Net
                                                     Operating     Other Income/                 Income/(loss)   Earnings/ (loss)
                                                      Income/       (Expense) -     (Provision)      from        per Share from
                                                      (loss),       (including      Benefit for   Continuing       Continuing
                                                      Pretax        interest)          Taxes      Operations *     Operations
                                                     ----------------------------------------------------------------------------
Pro forma results (excluding
  below items):                                        $ 557           $ (76)          $ (186)       $ 280          $ 0.65
    Sale of EMC                                          108               3              (43)          68            0.16
    Patent lawsuit                                       (98)             (4)              40          (62)          (0.14)
    Highlands receivable write-off                       (80)              -               31          (49)          (0.11)
    Demutualization of an
      insurance company                                   28               -              (11)          17            0.04
    Restructuring costs                                  (78)              -               30          (48)          (0.12)
    Brazil project loss                                 (119)              -               46          (73)          (0.17)
    Asbestos charge                                     (330)              -               62         (268)          (0.62)
    Loss on equity investment                            (79)              -                -          (79)          (0.18)
                                                     ----------------------------------------------------------------------------
As reported                                            $ (91)          $ (77)           $ (31)      $ (214)        $ (0.49)
                                                     ============================================================================

* As reported and pro forma basis net income from continuing operations includes $15 million in expense due to minority interest.

                                    -more-

                                    TABLE 7
                              HALLIBURTON COMPANY
          Reconciliation of As Reported Results to Pro Forma Results
                     Three months ended December 31, 2001
                                  (Unaudited)

                                                                                                     Net
                                                     Operating     Other Income/                 Income/(loss)   Earnings/ (loss)
                                                      Income/       (Expense) -     (Provision)      from        per Share from
                                                      (loss),       (including      Benefit for   Continuing       Continuing
                                                      Pretax        interest)          Taxes      Operations *     Operations
                                                     ----------------------------------------------------------------------------
Pro forma results
(excluding
  below items):                                        $ 285           $ (27)          $ (103)       $ 150          $ 0.35
    Asbestos charge                                       (3)              -                2           (1)              -
    Goodwill amortization                                (10)              -                2           (8)          (0.02)
                                                     ----------------------------------------------------------------------------
As reported                                            $ 272           $ (27)           $ (99)       $ 141          $ 0.33
                                                     ============================================================================

* As reported and pro forma basis net income from continuing operations includes $5 million in expense due to minority interest.

                                    TABLE 8
                              HALLIBURTON COMPANY
          Reconciliation of As Reported Results to Pro Forma Results
                     Twelve months ended December 31, 2001
                                  (Unaudited)

                                                                                                     Net
                                                     Operating     Other Income/                 Income/(loss)   Earnings/ (loss)
                                                      Income/       (Expense) -     (Provision)      from        per Share from
                                                      (loss),       (including      Benefit for   Continuing       Continuing
                                                      Pretax        interest)          Taxes      Operations *     Operations
                                                     ----------------------------------------------------------------------------
Pro forma results (excluding
  below items):                                       $1,137          $ (130)          $ (397)       $ 591          $ 1.37
    Asbestos charge                                      (11)              -                5           (6)          (0.01)
    Goodwill amortization                                (42)              -                8          (34)          (0.08)
                                                     ----------------------------------------------------------------------------
As reported                                           $1,084          $ (130)          $ (384)       $ 551          $ 1.28
                                                     ============================================================================

* As reported and pro forma basis net income from continuing operations includes $19 million in expense due to minority interest.

                                    -more-

                                   TABLE 9
                              HALLIBURTON COMPANY
      Reconciliation of As Reported Segment Results to Pro Forma Results
                     Three months ended December 31, 2001
                                  (Unaudited)

                                                                                    Operating
                                   Energy Services   Engineering and               Income/(loss),
                                       Group        Construction Group  Corporate    Pretax
                                   --------------------------------------------------------------
Pro forma results (excluding
  below items):                          $ 263             $ 35           $ (13)        $ 285
    Asbestos charge                          -               (3)              -            (3)
    Goodwill amortization                   (5)              (5)              -           (10)
                                   --------------------------------------------------------------
As reported                              $ 258             $ 27           $ (13)        $ 272
                                   ==============================================================

                                   TABLE 10
                              HALLIBURTON COMPANY
      Reconciliation of As Reported Segment Results to Pro Forma Results
                     Twelve Months ended December 31, 2001
                                  (Unaudited)

                                                                                    Operating
                                   Energy Services   Engineering and               Income/(loss),
                                       Group        Construction Group  Corporate    Pretax
                                   --------------------------------------------------------------
Pro forma results (excluding
  below items):                         $1,060            $ 140           $ (63)       $1,137
    Asbestos charge                          -              (11)              -           (11)
    Goodwill amortization                  (24)             (18)              -           (42)
                                   --------------------------------------------------------------
As reported                             $1,036            $ 111           $ (63)       $1,084
                                   ==============================================================

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HALLIBURTON COMPANY




Date:  February 20, 2003                 By: /s/ MARGARET E. CARRIERE
                                            -----------------------------------
                                                 Margaret E. Carriere
                                                 Vice President and Secretary